PLUS TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Ofer Abarbanel, hereby constitutes and appoints Stuart Strauss and Jonathan Gaines, his attorneys-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Plus Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 9, 2015

/s/ Ofer Abarbanel
Ofer Abarbanel

PLUS TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Glenn W. Cipriano, hereby constitutes and appoints Ofer Abarbanel, Stuart Strauss and Jonathan Gaines, his attorneys-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Plus Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 9, 2015

/s/ Glenn W. Cipriano
Glenn W. Cipriano

PLUS TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Nicholas Abbate, hereby constitutes and appoints Ofer Abarbanel, Stuart Strauss and Jonathan Gaines, his attorneys-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Plus Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 9, 2015

/s/ Nicholas Abbate
Nicholas Abbate

PLUS TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Ely Cohen, hereby constitutes and appoints Ofer Abarbanel, Stuart Strauss and Jonathan Gaines, his attorneys-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Plus Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 15, 2015

/s/ Ely Cohen
Ely Cohen

PLUS TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Michael Logan, hereby constitutes and appoints Ofer Abarbanel, Stuart Strauss and Jonathan Gaines, his attorneys-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Plus Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: January 12, 2016

/s/ Michael Logan
Michael Logan